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                                                            EXHIBIT 10.11(g)(2)
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Province                 CHARGE/MORTGAGE OF LAND
of
Ontario    FORM 2 - LAND REGISTRATION REFORM ACT                             B
                         (1) REGISTRY /X/  LAND TITLES / / (2) PAGE 1 of 1 Pages
                         (3) PROPERTY       Block     Property      Additional
                             IDENTIFIER(S)                          See
                                                                    Schedule / /
                         (4) PRINCIPAL AMOUNT
                         TWENTY MILLION
                                     00/100 Dollars    $20,000,000.00

                         (5) DESCRIPTION
                             Part of Lot 4, Registrar's Compiled Plan No.
                             10620 designated as PART 2, Reference Plan
                             64R-8896, City of Scarborough,
                             Municipality of Metropolitan Toronto

FOR OFFICE USE ONLY

New Property Identifiers

           Additional:
           See
           Schedule / /
Executions
           Additional:
           See
           Schedule / /

(6) THIS      (a) Redescription     (b) Schedule for:     (7) INTEREST/ESTATE
    DOCUMENT      New Easement          Description / /       CHARGED
    CONTAINS      Plan/Sketch / /       Additional            Leasehold
                                        Parties / /
                                        Other /X/

(8) STANDARD CHARGE TERMS -- The parties agree to be bound by the provisions in
    Standard Charge Terms filed as number    N/A   and the Chargor(s) hereby
    acknowledge(s) receipt of a copy of these terms.

(9) PAYMENT PROVISIONS
    (a) Principal              (b) Interest                 (c) Calculation
        Amount $20,000,000.00      Rate See attached            Period
                                   % per annum                  See attached

                                   Payment                      First Y M D
    (d) Interest Y M D         (e) Date and                 (f) Payment
        Adjustment                 Period  See attached         Date
        Date  See attached

    (g) Last                   (h) Amount
        Payment                    of Each
        Date  See attached         Payment  See attached     Dollars $

    (i) Balance                (j) Insurance
        Due                            See attached          Dollars $
        Date  See attached

(10) ADDITIONAL PROVISIONS

                                                             Continued on
                                                             Schedule /X/

(11) CHARGOR(S) The chargor hereby charges the land to the chargee

The chargor(s) acknowledge(s) receipt
of a true copy of this charge.                           Date of Signature
Name(s)                         Signature(s)                Y   M   D
MANCHESTER PLASTICS, LTD.       By: /s/ Terence C. Seikel  1994 5   6
(I have the authority to        Name: Terence C. Seikel
bind the corporation.)          Office: CFO

LARIZZA INDUSTRIES, INC.        By: /s/ Terence C. Seikel 1994  5   6
(I have the authority to        Name: Terence C. Seikel
bind the corporation.)          Office:  CFO

(12) SPOUSE(S) OF CHARGOR(S) I hereby consent to         Date of Signature
     this transaction.
     Name(s)                    Signature(s)                Y   M   D

(13) CHARGOR(S) ADDRESS
     for Service     900 Queen Street, Gananoque, Ontario K7G 2W7

(14) CHARGEE(S)
CONTINENTAL BANK N.A., AS AGENT

(15) CHARGEE(S) ADDRESS
     FOR SERVICE   231 South La Salle Street, Chicago, Illinois, U. S.A. 60697

                                                         FOR OFFICE USE ONLY
(16) ASSESSMENT ROLL NUMBER   Cty.  Mun.  Map  Sub. Par.              Fees
       OF PROPERTY                                        Registration Fee

(17) MUNICIPAL ADDRESS     (18) DOCUMENT PREPARED BY:
     OF PROPERTY                BLAKE, CASSELS & GRAYDON
     165 Milner Avenue          Barristers and Solicitors
     Scarborough, Ontario       Box 25, Commerce Court West
                                Toronto, Ontario M5L 1A9
                                (416) 863-2400
                                Attention: DFW                    Total